UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson Plumb Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2009

Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report November 30, 2009 Thompson Plumb Growth Fund Thompson Plumb MidCap Fund Thompson Plumb Bond Fund Telephone: 1-800-999-0887 www.thompsonplumb.com ___________________________________________

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2009

CONTENTS

Page(s)
LETTER TO SHAREHOLDERS	4

GROWTH FUND
Investment review	5-7
Schedule of investments	8-9

MIDCAP FUND
Investment review	10-12
Schedule of investments	13-14

BOND FUND
Investment review	15-17
Schedule of investments	18-22

FUND EXPENSE EXAMPLES	23

FINANCIAL STATEMENTS
Statements of assets and liabilities	24
Statements of operations	25
Statements of changes in net assets	26
Notes to financial statements	27-33
Financial highlights	34-36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

DIRECTORS AND OFFICERS	38-39

ADDITIONAL INFORMATION	40-42

     This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LETTER TO SHAREHOLDERS (Unaudited)
November 30, 2009

Dear Shareholders

We are pleased to provide you with this review of the Thompson Plumb Funds’ performance for the year 2009. This year, Thompson Investment Management, who manages our Funds, re-organized the team responsible for managing our Funds, and the investment record of the new team has impressed me. This report describes that performance and the major factors that influenced it.

I assure you we will continue to work for the shareholders in 2010 in pursuit of the maximum return possible given the risks as we see them. We thank you for entrusting your investment to us in 2009 and we look forward to serving you in the years to come.

Donald A. Nichols
Chairman

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible.

The Thompson Plumb Funds are distributed by Quasar Distributors, LLC.

GROWTH FUND INVESTMENT REVIEW (Unaudited)
November 30, 2009

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund produced a total return of 38.88% for the fiscal year ended November 30, 2009, as compared to its benchmark, the S&P 500 Index, which returned 25.39%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/09
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	38.88%	-12.39%	-5.13%	2.15%
S&P 500 Index	25.39%	-5.79%	0.71%	-0.57%

Expense Ratio as of 3/31/09 was 1.27%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2009

Management Commentary

Roughly half of the Growth Fund’s outperformance of its benchmark came from individual issue selection and half came from sector selection. Our decision to overweight positions in the Consumer Discretionary and Information Technology sectors added 0.9% and 1.9%, respectively, to the Fund’s performance relative to the S&P 500 Index. Having no exposure to the Utilities sector contributed another 1.1% of the Fund’s positive relative performance. The top five individual contributors to the Fund’s performance were Morgan Stanley, Bare Escentuals, eBay, Intel and Viacom. The Fund’s individual security selection outperformed the benchmark in every sector except the Energy and Financial sectors. In the Financial sector, we made the decision to invest in what we believed were more conservative financial stocks during the majority of the fiscal year. However, as the market rebounded from its lows in March, many of the financial stocks that we had perceived as riskier and had thus avoided investing in outperformed our Financial holdings.

Generally, we believe that the reason we outperformed the S&P 500 over the fiscal year is that stock valuations “reverted to the mean” in the second half of the year. That is to say, when the market reached a low in March, there were many company stocks trading at very low historic valuations relative to the cash flows they were generating and to their perceived potential for future earnings growth. Panic may have contributed to this environment. Because we believe that panic is not sustainable over the long run, we purchased many of the stocks that we saw as beaten down, and as this panic seemed to subside, many of these stocks returned to valuation levels that were more consistent with historic levels.

Longer term, we believe the market rally that began in March was justified. We think the markets fell in 2007 and 2008 primarily for two separate reasons. We feel the first 40% of the total decline from the October 2007 high to the March 2009 low was caused by the economy slipping into a recession, and that the final 60% of the decline was a result of the credit markets ceasing to function after the collapse of Lehman Brothers and other Financial-sector companies. This dysfunction in the credit markets was best seen in the spread in yields between corporate bonds having a BBB credit rating and U.S. Treasury securities. The spread widened to over 7% last fall, but has narrowed to a historically more typical 3% recently; this suggests to us that most of the damage caused to the economy as a result of stalled credit markets has passed. Assuming this analysis is correct, the rebound off the March lows could be explained as a market recovery, by fiscal year end, of 100% of the decline caused by the credit crunch but a recovery of only a portion of the decline caused by the recession.

The pace of any potential recovery with respect to the final 40% of the decline in the stock market will ultimately depend on the timing and pace of an economic recovery, which may take some time. We believe the recession is currently in the process of ending, but that the pace of economic growth should be a more modest 2-3% growth in real Gross Domestic Product rather than a faster “V”-shaped bounce. Even in this more modest growth environment, our analysis indicates that revenues could potentially grow at as high as a 7-8% pace, derived from a combination of market share gains, exposure to faster growing international markets, and moderate inflation. Additionally, with operating leverage and share repurchases, earnings could potentially grow as much as 10%. One cannot predict the future, but if these assumptions are accurate, we believe the stock market could be on pace to reach new highs by the end of 2011, and that our portfolio should be well positioned to potentially take advantage of these conditions.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments on page 8 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Current and future portfolio holdings are subject to risk.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2009

Top 10 Equity Holdings at 11/30/09
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil & Gas Producers	4.71%
Microsoft Corp.	Software & Computer	3.22%
	Services
Johnson & Johnson	Pharmaceuticals &	2.91%
	Biotechnology
Intel Corp.	Technology Hardware &	2.41%
	Equipment
General Electric Co.	General Industries	2.16%
Hess Corp.	Oil & Gas Producers	2.08%
Cisco Systems, Inc.	Technology Hardware &	2.06%
	Equipment
Target Corp.	General Retailers	1.99%
eBay Inc.	Internet Programs &	1.84%
	Services
The Procter & Gamble Co	Household Goods & Home	1.82%
	Construction
As of November 30, 2009, 100.0% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2009

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 11.6%
Automobiles & Parts - 0.5%
LKQ Corp. (a)	39,600	$690,228

General Retailers - 5.0%
Abercrombie & Fitch Co. Class A	19,375	773,644
Bed Bath & Beyond Inc. (a)	39,300	1,468,248
Kohl’s Corp. (a)	19,250	1,022,945
Office Depot, Inc. (a)	183,450	1,126,383
Target Corp.	61,670	2,871,355
		7,262,575
Media - 5.6%
CBS Corp. Class B	117,895	1,510,235
Lions Gate
Entertainment Corp. (a)	201,000	1,002,990
The Walt Disney Co.	50,650	1,530,643
Time Warner Inc.	47,150	1,448,448
Viacom, Inc. Class B (a)	87,500	2,593,500
		8,085,816
Personal Goods - 0.5%
Hanesbrands, Inc. (a)	30,275	726,903

Consumer Staples - 8.9%
Beverages - 1.5%
PepsiCo, Inc.	35,000	2,177,700

Food & Drug Retailers - 4.6%
Sysco Corp.	96,575	2,611,388
Walgreen Co.	47,575	1,850,192
Wal-Mart Stores, Inc.	40,175	2,191,546
		6,653,126
Household Goods & Home
Construction - 1.8%
The Procter & Gamble Co.	41,975	2,617,141

Personal Supplies - 1.0%
Bare Escentuals, Inc. (a)	111,300	1,423,527

Energy - 15.0%
Oil & Gas Producers - 11.4%
Chevron Corp.	29,195	2,278,378
Devon Energy Corp.	22,095	1,488,098
Exxon Mobil Corp.	90,495	6,793,460
Hess Corp.	51,650	2,993,634
Marathon Oil Corp.	44,375	1,447,512
Murphy Oil Corp.	23,900	1,347,721
Pioneer Natural Resources Co.	3,450	142,658
		16,491,461
Oil Equipment, Services &
Distribution - 3.6%
Schlumberger Ltd.	34,575	2,208,997
Smith International, Inc.	49,450	1,344,051
Weatherford International Ltd. (a)	95,400	1,593,180
		5,146,228
Financials - 13.2%
Banks - 5.2%
Associated Banc-Corp	187,790	2,129,539
First Horizon National Corp. (a)	111,538	1,511,340
JPMorgan Chase & Co.	48,250	2,050,142
Northern Trust Corp.	36,795	1,821,352
		7,512,373
Financial Services - 6.9%
Bank of New York Mellon Corp.	28,100	748,584
Discover Financial Services	94,890	1,466,999
Eaton Vance Corp.	72,200	2,176,108
Morgan Stanley	64,700	2,043,226
State Street Corp.	50,875	2,101,137
T. Rowe Price Group Inc.	29,800	1,458,114
		9,994,168
Insurance - 1.1%
Aflac, Inc.	16,385	754,202
Torchmark Corp.	16,870	733,508
		1,487,710
Health Care - 18.0%
Health Care Equipment &
Services - 9.8%
Baxter International	19,625	1,070,544
CareFusion Corp. (a)	15,300	395,199
Henry Schein, Inc. (a)	27,440	1,362,670
Medco Health
Solutions, Inc. (a)	17,755	1,121,406
Medtronic, Inc.	36,650	1,555,426
Patterson Cos., Inc. (a)	53,980	1,387,826
ResMed Inc. (a)	22,825	1,147,413
St. Jude Medical, Inc. (a)	60,365	2,215,999
TomoTherapy Inc. (a)	356,950	1,220,769
Waters Corp. (a)	19,240	1,130,927
Zimmer Holdings, Inc. (a)	25,245	1,493,747
		14,101,926
Health Care Services - 2.2%
Cardinal Health, Inc.	30,600	986,238
IMS Health Inc.	35,075	749,202
McKesson Corp.	23,925	1,483,828
		3,219,268

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

	Shares	Value
COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals &
Biotechnology - 6.0%
Amgen Inc. (a)	39,450	$2,223,007
Genzyme Corp. (a)	13,075	662,903
Johnson & Johnson	66,835	4,199,911
Novartis AG ADR	27,175	1,510,930
		8,596,751

Industrials - 8.4%
Aerospace & Defense - 0.8%
The Boeing Co.	21,000	1,100,610

General Industries - 3.7%
General Electric Co.	194,150	3,110,283
3M Co.	29,220	2,262,797
		5,373,080
Industrial Transportation - 0.5%
FedEx Corp.	8,830	745,693

Support Services - 3.4%
Cintas Corp.	51,750	1,453,658
EnergySolutions	151,825	1,302,658
W.W. Grainger, Inc.	22,395	2,187,991
		4,944,307

Information Technology - 23.9%
Computer Programs - 1.4%
Activision Blizzard, Inc. (a)	60,610	690,348
Electronic Arts Inc. (a)	78,935	1,333,212
		2,023,560
Electronic & Electrical
Equipment - 0.5%
Flextronics International Ltd. (a)	106,195	750,799

Internet Programs &
Services - 1.9%
eBay Inc. (a)	108,555	2,656,341

IT Services - 1.7%
Heartland Payment Systems, Inc.	60,025	641,667
Visa Inc. Class A	22,950	1,858,950
		2,500,617
Software & Computer
Services - 5.1%
Adobe Systems Inc. (a)	31,000	1,087,480
Google Inc. Class A (a)	2,645	1,542,035
Microsoft Corp.	157,876	4,643,133
		7,272,648
Technology Hardware &
Equipment - 13.3%
Altera Corp.	88,400	1,859,052
Broadcom Corp. Class A (a)	24,590	718,028
Cisco Systems, Inc. (a)	127,115	2,974,491
EMC Corp. (a)	86,400	1,454,112
Hewlett-Packard Co.	15,000	735,900
Intel Corp.	180,800	3,471,360
JDS Uniphase Corp. (a)	209,910	1,551,235
Linear Technology Corp.	50,970	1,374,661
Maxim Integrated Products, Inc.	79,880	1,405,888
QUALCOMM Inc.	42,430	1,909,350
Xilinx, Inc.	76,425	1,730,262
		19,184,339

Telecommunication Services - 1.0%
Mobile Telecommunications - 1.0%
Vodafone Group Plc ADR	64,195	1,456,585

TOTAL COMMON STOCKS
(COST $121,588,451)		144,195,480

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.0%
Variable-Rate Demand
Notes - 0.0%
American Family Financial
Services, 0.100%	$5,636	5,636

Total Variable-Rate Demand Notes		5,636

TOTAL SHORT-TERM INVESTMENTS
(COST $5,636)		5,636

TOTAL INVESTMENTS - 100.0%
(COST $121,594,087)		144,201,116

NET OTHER ASSETS AND
LIABILITIES - 0.0%		(69,664)

NET ASSETS - 100.0%		$144,131,452

(a) Non-income producing security.

ADR: American Depository Receipt

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2009

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 53.04% for the fiscal year ended November 30, 2009, as compared to its benchmark, the Russell Midcap Index, which returned 38.59%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/09
		Since
		Inception
	1 Year	(03/31/08)
Thompson Plumb MidCap Fund	53.04%	-3.28%
Russell Midcap Index	38.59%	-8.37%

Gross Expense Ratio as of 3/31/09 was 8.40%.
Net Expense Ratio after reimbursement was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2009

Management Commentary

Roughly two-thirds of the MidCap Fund’s outperformance of its benchmark came from individual issue selection and the remaining one-third came from sector selection. Our decision to overweight positions in the pro-cyclical Information Technology and Energy sectors added 1.1% and 0.5%, respectively, in performance relative to the Russell Midcap Index. At the same time, being underweighted in the traditionally defensive Utilities sector contributed another 2.3% of positive relative performance. The blend of modest outperformance and underperformance among the other sectors effectively canceled each other out. Individual holdings in Nordstrom, Bare Escentuals, EnergySolutions and JDS Uniphase all contributed over 3% to absolute performance, and made only slightly smaller contributions to relative performance. We exhibited outperforming relative individual security selection in most sectors. The only sector with material underperformance with respect to issue selection was the Financial sector. Several individual Fund positions in banking institutions, along with a lack of exposure to real estate investment trusts (REITs), accounted for most of the underperformance in that sector.

Generally, we believe that the reason we outperformed the Russell Midcap over the fiscal year is that stock valuations “reverted to the mean” in the second half of the year. That is to say, when the market reached a low in March, there were many company stocks trading at very low historic valuations relative to the cash flows they were generating and to their perceived potential for future earnings growth. Panic may have contributed to this environment. Because we believe that panic is not sustainable over the long run, we purchased many of the stocks that we saw as beaten down, and as this panic seemed to subside, many of these stocks returned to valuation levels that were more consistent with historic levels.

Longer term, we believe the market rally that began in March was justified. We think the markets fell in 2007 and 2008 primarily for two separate reasons. We feel the first 40% of the total decline from the October 2007 high to the March 2009 low was caused by the economy slipping into a recession, and that the final 60% of the decline was a result of the credit markets ceasing to function after the collapse of Lehman Brothers and other Financial-sector companies. This dysfunction in the credit markets was best seen in the spread in yields between corporate bonds having a BBB credit rating and U.S. Treasury securities. The spread widened to over 7% last fall, but has narrowed to a historically more typical 3% recently; this suggests to us that most of the damage caused to the economy as a result of stalled credit markets has passed. Assuming this analysis is correct, the rebound off the March lows could be explained as a market recovery, by fiscal year end, of 100% of the decline caused by the credit crunch but a recovery of only a portion of the decline caused by the recession. The pace of any potential recovery with respect to the final 40% of the decline in the stock market will ultimately depend on the timing and pace of an economic recovery, which may take some time. We believe the recession is currently in the process of ending, but that the pace of economic growth should be a more modest 2-3% growth in real Gross Domestic Product rather than a faster “V”-shaped bounce.

The prices of midcap stocks followed a similar path as the market as a whole, as many of the Fund’s biggest winners for the fiscal year had experienced crushing price declines by the time the market reached a bottom in March, but boomed off that bottom as investor’s appetite for risk seemed to re-emerge. As long as the economy avoids a “double-dip recession” (in which the economy goes through a second recessionary period after a brief period of growth in Gross Domestic Product), we expect midcap stocks to continue outperforming their large-cap brethren. This is because of the potential for faster earnings growth with midcap companies, which are typically fueled by a higher degree of innovation from disruptive technologies, growing market share, and more rapid margin expansion in a cyclical recovery scenario. While our Growth Fund holds some of the MidCap Fund’s holdings in smaller position sizes, we view the MidCap Fund as a direct way to play these themes for investors who can tolerate slightly more risk in the search for potentially better returns.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have limited liquidity and greater volatility than large capitalization companies.

Please refer to the Schedule of Investments on page 13 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Current and future portfolio holdings are subject to risk.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2009

Top 10 Equity Holdings at 11/30/09
		% of Fund’s
Company	Industry	Net Assets
Eaton Vance Corp.	Financial Services	2.08%
ResMed Inc.	Health Care Equipment	2.06%
	& Services
JDS Uniphase Corp.	Technology Hardware &	2.04%
	Equipment
W.W. Grainger, Inc.	Support Services	2.04%
Investment Technology	Financial Services	2.02%
Group, Inc.
Darden Restaurants, Inc.	Travel & Leisure	2.01%

Weatherford International Ltd.	Oil Equipment, Services	2.01%
	& Distribution
EnergySolutions	Support Services	2.00%
Murphy Oil Corp.	Oil & Gas Producers	2.00%
Maxim Integrated Products, Inc.	Technology Hardware &	1.98%
	Equipment
As of November 30, 2009, 100.2% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2009

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 16.3%
Automobiles & Parts - 1.0%
LKQ Corp. (a)	5,450	$94,993

General Retailers - 6.3%
Abercrombie & Fitch Co. Class A	4,355	173,895
Bed Bath & Beyond Inc. (a)	3,910	146,078
Jos. A. Bank Clothiers, Inc. (a)	2,352	95,985
Nordstrom, Inc.	3,625	121,256
Office Depot, Inc. (a)	11,479	70,481
		607,695
Media - 2.7%
CBS Corp. Class B	7,435	95,242
Lions Gate
Entertainment Corp. (a)	33,726	168,293
		263,535
Personal Goods - 4.3%
Coach, Inc.	4,873	169,337
FGX International Holdings
Limited (a)	4,500	74,250
Hanesbrands, Inc. (a)	6,933	166,461
		410,048
Travel & Leisure - 2.0%
Darden Restaurants, Inc.	6,171	193,955

Consumer Staples - 4.7%
Food Producers - 2.7%
McCormick & Co., Inc.	4,658	166,197
The J. M. Smucker Co.	1,642	97,009
		263,206
Personal Supplies - 2.0%
Bare Escentuals, Inc. (a)	14,620	186,990

Energy - 9.6%
Oil & Gas Producers - 5.0%
ATP Oil & Gas Corp. (a)	3,050	48,647
Bill Barrett Corp. (a)	850	24,268
Denbury Resources Inc. (a)	1,800	23,886
Murphy Oil Corp.	3,416	192,628
Noble Energy, Inc.	1,863	121,561
Pioneer Natural Resources Co.	575	23,776
Quicksilver Resources Inc. (a)	1,950	25,955
Swift Energy Co. (a)	1,095	23,510
		484,231
Oil Equipment, Services &
Distribution - 4.6%
Patterson-UTI Energy, Inc.	6,500	100,035
Smith International, Inc.	5,320	144,598
Weatherford International Ltd. (a)	11,575	193,303
		437,936

Financials - 18.1%
Banks - 6.2%
Associated Banc-Corp	16,754	189,990
First Horizon National Corp. (a)	13,029	176,543
Marshall & Ilsley Corp.	19,381	111,441
Northern Trust Corp.	2,475	122,512
		600,486
Financial Services - 5.9%
Discover Financial Services	11,144	172,286
Eaton Vance Corp.	6,665	200,883
Investment Technology
Group, Inc. (a)	10,645	194,271
		567,440
Insurance - 6.0%
Cincinnati Financial Corp.	4,625	118,030
Genworth Financial Inc.
Class A (a)	1,760	18,955
StanCorp Financial Group, Inc.	3,363	124,801
Torchmark Corp.	4,001	173,963
Unum Group	7,626	145,199
		580,948

Health Care - 12.0%
Health Care Equipment &
Services - 9.8%
Henry Schein, Inc. (a)	3,289	163,332
Lincare Holdings Inc. (a)	2,061	73,207
Patterson Cos., Inc. (a)	6,455	165,958
ResMed Inc. (a)	3,950	198,566
TomoTherapy Inc. (a)	13,078	44,727
Virtual Radiologic Corp. (a)	3,745	49,022
Waters Corp. (a)	2,489	146,303
Zimmer Holdings, Inc. (a)	1,690	99,997
		941,112
Health Care Services - 2.2%
IMS Health Inc.	2,240	47,846
McKesson Corp.	1,535	95,201
MWI Veterinary Supply, Inc. (a)	1,958	72,622
		215,669

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

	Shares	Value
COMMON STOCKS (continued)

Industrials - 8.8%
Aerospace & Defense - 1.7%
Alliant Techsystems Inc. (a)	1,929	$165,354

Industrial Engineering - 1.3%
SPX Corp.	2,275	121,235

Support Services - 5.8%
Cintas Corp.	6,045	169,804
EnergySolutions	22,510	193,136
W.W. Grainger, Inc.	2,008	196,182
		559,122

Information Technology - 21.0%
Computer Programs - 3.7%
Activision Blizzard, Inc. (a)	10,470	119,253
Electronic Arts Inc. (a)	9,735	164,424
Take-Two Interactive
Software, Inc. (a)	6,610	74,363
		358,040
Electronic & Electrical
Equipment - 3.4%
Celestica Inc. (a)	5,826	47,715
Flextronics International Ltd. (a)	19,977	141,237
Molex Inc. Class A	8,650	141,860
		330,812
IT Services - 2.7%
Fiserv, Inc. (a)	2,072	95,809
Heartland Payment Systems, Inc.	11,091	118,563
Paychex, Inc.	1,562	48,969
		263,341
Software & Computer
Services - 1.3%
Akamai Technologies, Inc. (a)	5,075	121,800

Technology Hardware &
Equipment - 9.9%
Altera Corp.	6,960	146,369
Broadcom Corp. Class A (a)	3,350	97,820
JDS Uniphase Corp. (a)	26,661	197,025
Linear Technology Corp.	5,337	143,939
Maxim Integrated Products, Inc.	10,856	191,066
Xilinx, Inc.	7,626	172,653
		948,872

Materials - 6.4%
Chemicals - 3.5%
Airgas, Inc.	3,607	166,824
International Flavors &
Fragrances Inc.	4,323	176,033
		342,857
General Materials - 0.6%
Pactiv Corp. (a)	2,500	60,875

Household Materials - 1.0%
The Scotts Miracle-Gro Co.
Class A	2,371	94,674

Industrial Materials - 1.3%
Nalco Holding Co.	5,033	123,107

Utilities - 3.1%
Electricity - 1.0%
Pepco Holdings, Inc.	6,285	102,445

Gas, Water & Multiutilities - 2.1%
MDU Resources Group, Inc.	4,522	102,197
SCANA Corp.	2,769	97,469
		199,666

TOTAL COMMON STOCKS
(COST $8,123,209)		9,640,444

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.2%
Variable-Rate Demand Notes - 0.2%
American Family Financial
Services, 0.100%	$17,761	17,761

Total Variable-Rate Demand Notes		17,761

TOTAL SHORT-TERM INVESTMENTS
(COST $17,761)		17,761

TOTAL INVESTMENTS - 100.2%
(COST $8,140,970)		9,658,205

NET OTHER ASSETS AND
LIABILITIES - (0.2%)		(19,810)

NET ASSETS - 100.0%		$9,638,395

(a) Non-income producing security.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2009

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 30.05% for the fiscal year ended November 30, 2009, as compared to its benchmark, the Barclays Capital Intermediate U.S. Government/Credit 1-10 Year Index, which returned 9.94% and as compared to the Barclays Capital U.S. Government/Credit 1-5 Year Index, which returned 7.45%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/09
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	30.05%	9.04%	6.56%	6.79%
Barclays Capital Intermediate U.S. Gov’t/Credit 1-10 Year Index	9.94%	6.27%	5.11%	6.05%
Barclays Capital U.S. Gov’t/Credit 1-5 Year Index	7.45%	5.96%	4.80%	5.45%

Gross Expense Ratio as of 3/31/09 was 1.18%.
Net Expense Ratio after reimbursement was 0.80%.*
30-Day SEC Yield as of 11/30/09 was 2.17%.
30-Day SEC Yield (without reimbursement) as of 11/30/09 was 1.91%.

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays Capital Intermediate U.S. Government/Credit 1-10 Year Index is a market-value-weighted index of all investment grade bonds with maturities of more than one year and less than 10 years. The Barclays Capital U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2009

Management Commentary

The Fund’s relative performance was driven by the corporate bonds in the Fund’s portfolio – both because the Fund was overweighted in its corporate bond holdings relative to its benchmark and because of individual bond performance. The Fund had increased its asset allocation so that the portfolio was composed of as much as 50% corporate bonds coming into the fiscal year, versus the 20-25% target of its benchmark. We developed this target because the spread on corporate bond rates relative to Treasury bond rates had reached record levels of 700 basis points, versus a historically more normal 100-300 basis point range. During the fiscal year, as this spread started to narrow back toward historically normal levels, the Fund’s corporate bonds appreciated relative to its other holdings, as well as to its benchmarks. As we began to see evidence of what we perceived as a thawing in the credit markets by the spring of 2009, we further increased the Fund’s allocation to corporate bonds to an 80-85% range to amplify the effect of the narrowing of spreads. Certain individual bonds in the Fund, including those issued by GMAC, SLM, Nordstrom, Simon Property Group and Discover Financial, saw their spreads narrow even more than the overall average among corporate bonds.

Going forward, we are concerned with the amount of stimulus that has been injected into the economy by the government and Federal Reserve, and have begun preparing for a possible future increase in interest rates. The average duration of the bonds in the portfolio was reduced from a peak of 3.89 years last spring to 2.94 years by the end of the fiscal year. In addition to largely buying bonds having maturities between 2011 and 2014 with new purchases, the Fund sold many of its longest-duration bonds. At fiscal year end, less than 3% of the Fund’s holdings had maturities of 10 years or longer, and this figure included several mortgage-backed bonds having long maturities but low durations. We plan to continue trimming longer-maturity bonds as long as we perceive that yields to maturity warrant doing so.

With regard to the characteristics of the Fund, we plan to maintain an average overall credit rating of at least A- among bonds held by the Fund, and may increase this average rating depending on the attractiveness of corporate bonds relative to U.S. Treasury and government agency debt. We also intend to keep the duration of the Fund low enough to maintain the Fund’s current Morningstar classification as a short-term bond fund. The holdings of the Fund had an average coupon yield of 5% at fiscal year end despite adhering to these credit and duration constraints, and we believe this average yield is attractive on both an absolute and relative basis.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments on page 18 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

Current and future portfolio holdings are subject to risk.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Coupon yield is the interest rate on a bond, determined upon issuance, and expressed as a percentage of par value.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2009

Portfolio Concentration at 11/30/09
(Includes cash and cash equivalents)
% of Total Investments
Quality
U.S. Government and Agency Issues	19.5%
AAA	1.1%
AA	8.4%
A	22.7%
BBB	39.0%
BB and Below	9.0%
Short-Term Investments	0.3%
100.0%

Effective Maturity

Under 1 year	26.9%
1 to 3 years	11.8%
3 to 5 years	39.9%
5 to 10 years	20.6%
Over 10 years	0.8%
100.0%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2009

	Principal
	Amount	Value
BONDS - 96.4%

Corporate Bonds - 78.5%
Allied Waste North America
7.250% due 3/15/2015	$465,000	$487,087
American Express
0.391% due 10/4/2010 (a)	400,000	397,737
American General Finance
6.000% due 10/15/2014	1,000,000	687,385
6.000% due 12/15/2014	1,000,000	683,798
6.900% due 12/15/2017	1,000,000	701,947
Arden Realty LP
5.250% due 3/1/2015	2,449,000	2,592,727
Associated Banc-Corp
6.750% due 8/15/2011	2,622,000	2,627,640
Bank of America Corp.
7.375% due 5/15/2014	826,000	927,207
5.350% due 9/15/2015	150,000	152,712
5.250% due 12/1/2015	50,000	50,459
BB&T Corp.
5.200% due 12/23/2015	750,000	796,735
Bear Stearns Cos. LLC
0.160% due 3/10/2014 (a)	270,000	252,077
0.110% due 4/10/2014 (a)	100,000	92,867
Berkshire Hathaway
4.200% due 12/15/2010	1,448,000	1,502,306
Best Buy Co.
6.750% due 7/15/2013	570,000	620,546
Black Hills Corp.
9.000% due 5/15/2014	2,210,000	2,582,104
Brinker International
5.750% due 6/1/2014	2,632,000	2,625,820
Capital One Bank
6.500% due 6/13/2013	423,000	454,307
Caterpillar Inc.
4.300% due 6/1/2010	1,000,000	1,019,038
CBS Corp.
8.200% due 5/15/2014	867,000	976,066
CIT Group, Inc.
6.250% due 2/15/2010 (e)	200,000	139,377
6.500% due 2/15/2010 (e)	174,000	121,974
5.200% due 11/3/2010 (e)	500,000	355,628
4.750% due 12/15/2010 (e)	250,000	175,791
6.000% due 3/15/2013 (e)	79,000	54,489
6.150% due 4/15/2013 (e)	196,000	135,226
4.900% due 2/15/2015 (e)	50,000	34,749
0.720% due 12/14/2016 (a) (e)	868,000	598,920
5.950% due 2/15/2017 (e)	100,000	69,540
5.700% due 3/15/2017 (e)	400,000	278,689
6.000% due 6/15/2017 (e)	50,000	34,791
Citigroup, Inc.
5.625% due 8/27/2012	250,000	259,596
5.000% due 9/15/2014	469,000	455,806
CONSOL Energy Inc.
7.875% due 3/1/2012	450,000	477,000
Continental Corp.
8.375% due 8/15/2012	150,000	158,481
Corning Inc.
6.050% due 6/15/2015	1,000,000	1,013,204
6.200% due 3/15/2016	428,000	469,371
Countrywide Financial Corp.
6.250% due 5/15/2016	775,000	785,407
Darden Restaurants
7.125% due 2/1/2016	65,000	71,969
Discover Financial Services
0.830% due 6/11/2010 (a)	500,000	494,736
Dow Chemical Co.
7.600% due 5/15/2014	1,631,000	1,851,779
5.900% due 2/15/2015	650,000	695,040
EMC Corp., Convertible
1.750% due 12/1/2013	1,000,000	1,215,000
Fifth Third Bancorp
6.250% due 5/1/2013	1,356,000	1,419,939
First Tennessee Bank
4.500% due 5/15/2013	1,780,000	1,612,452
4.625% due 5/15/2013	840,000	790,884
5.650% due 4/1/2016	200,000	178,351
First Union National
7.800% due 8/18/2010	80,000	83,686
Fortune Brands, Inc.
4.875% due 12/1/2013	450,000	464,235
6.375% due 6/15/2014	1,143,000	1,236,791
5.375% due 1/15/2016	54,000	55,461
GE Capital Franchise Finance
8.750% due 10/15/2010	208,000	219,570
General Electric Capital Corp.
7.375% due 1/19/2010	55,000	55,472
4.875% due 10/21/2010	500,000	518,206
4.250% due 12/1/2010	62,000	64,021
5.900% due 5/13/2014	450,000	493,547
5.600% due 7/15/2014	500,000	528,448
5.000% due 4/15/2016	40,000	40,600
GMAC LLC
7.000% due 10/15/2011	200,000	179,579
7.250% due 8/15/2012	100,000	84,349
7.000% due 11/15/2012	50,000	41,433
7.100% due 1/15/2013	32,000	26,495

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
GMAC LLC (continued)
6.000% due 7/15/2013	$60,000	$48,607
0.000% due 6/15/2015 (c)	1,250,000	637,500
6.350% due 2/15/2016 (b)	75,000	53,745
6.500% due 2/15/2016 (b)	100,000	72,282
6.500% due 9/15/2016 (b)	87,000	62,267
7.250% due 9/15/2017	259,000	180,151
Harley-Davidson
5.250% due 12/15/2012 (d)	1,500,000	1,525,035
5.750% due 12/15/2014 (d)	1,250,000	1,260,488
Hartford Financial Services
0.000% due 6/15/2010 (a) (c)	500,000	495,485
7.900% due 6/15/2010	50,000	51,514
5.250% due 10/15/2011	305,000	316,970
4.625% due 7/15/2013	750,000	757,301
5.050% due 7/15/2013	35,000	35,893
4.750% due 3/1/2014	825,000	816,215
HSBC Finance Corp.
8.000% due 7/15/2010	306,000	318,348
5.700% due 7/15/2012	125,000	129,924
6.000% due 4/15/2013	621,000	660,379
4.400% due 5/15/2013	100,000	100,188
2.370% due 9/15/2013 (a)	156,000	142,910
1.050% due 10/10/2013 (a)	131,000	124,542
0.830% due 1/10/2014 (a)	161,000	149,191
5.600% due 4/15/2014	50,000	51,786
6.000% due 8/15/2014	199,000	211,612
5.800% due 9/15/2014	50,000	52,752
5.750% due 10/15/2014	85,000	89,461
5.300% due 11/15/2016	30,000	29,468
Ingersoll-Rand
9.500% due 4/15/2014	1,000,000	1,211,135
International Lease Finance Corp.
5.000% due 6/15/2010	300,000	290,739
Jefferson-Pilot Corp.
4.750% due 1/30/2014	2,283,000	2,273,644
John Hancock Life Ins. Co.
5.000% due 4/15/2016	50,000	51,297
Johnson Controls, Inc.
5.250% due 1/15/2011	1,035,000	1,077,012
Lexmark International, Inc.
5.900% due 6/1/2013	2,226,000	2,328,467
Lincoln National Corp.
4.750% due 2/15/2014	1,638,000	1,665,749
Manufacturers & Traders Trust Co.
5.585% due 12/28/2020 (a)	1,347,000	1,124,177
Marshall & Ilsley Bank
4.400% due 3/15/2010	120,000	119,826
6.375% due 9/1/2011	700,000	663,785
5.300% due 9/8/2011	68,000	65,005
5.150% due 2/22/2012	137,000	130,575
Masco Corp.
5.875% due 7/15/2012	1,248,000	1,263,358
7.125% due 8/15/2013	934,000	974,647
6.125% due 10/3/2016	500,000	476,500
Maytag Corp.
5.000% due 5/15/2015	50,000	51,035
MBNA Corp.
7.500% due 3/15/2012	100,000	110,069
6.625% due 6/15/2012	75,000	81,334
Medtronic, Inc., Convertible
1.625% due 4/15/2013	350,000	355,688
Merrill Lynch & Co.
5.450% due 2/5/2013	500,000	525,357
6.150% due 4/25/2013	455,000	489,570
0.000% due 8/30/2013 (c)	65,000	55,694
5.000% due 2/3/2014	138,000	142,668
5.450% due 7/15/2014	510,000	536,290
Met Life
4.625% due 8/19/2010 (d)	50,000	50,997
Morgan Stanley
0.516% due 6/1/2011 (a)	500,000	488,800
4.750% due 4/1/2014	1,943,000	1,977,076
6.000% due 4/28/2015	1,000,000	1,086,533
National City Corp.
0.465% due 6/16/2010 (a)	1,000,000	996,224
4.900% due 1/15/2015	1,000,000	1,049,779
4.250% due 7/1/2018	200,000	188,400
NiSource Finance Corp.
5.400% due 7/15/2014	215,000	224,945
Nordstrom, Inc.
6.250% due 1/15/2018	2,000,000	2,178,902
PPL Energy Supply, LLC
6.500% due 5/1/2018	1,000,000	1,080,461
Principal Financial Group
7.875% due 5/15/2014	1,365,000	1,545,663
0.396% due 4/1/2016 (a)	50,000	44,695
Progressive Corp.
7.000% due 10/1/2013	25,000	27,669
Protective Life Corp.
4.300% due 6/1/2013	350,000	339,802

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Prudential Financial, Inc.
5.050% due 5/15/2013	$40,000	$39,835
5.100% due 9/20/2014	225,000	231,551
6.200% due 1/15/2015	1,100,000	1,185,163
R. R. Donnelley & Sons Co.
4.950% due 4/1/2014	372,000	366,151
Simon Property Group, LP
5.300% due 5/30/2013	1,000,000	1,049,982
6.100% due 5/1/2016	1,000,000	1,057,480
SLM Corp.
0.541% due 12/15/2009 (a)	125,000	124,679
0.000% due 3/15/2012 (a) (c)	100,000	76,806
0.016% due 6/15/2012 (a)	106,000	82,943
0.166% due 6/15/2012 (a)	66,000	51,850
0.166% due 9/15/2012 (a)	65,000	49,868
0.066% due 12/15/2012 (a)	50,000	36,894
0.966% due 9/15/2013 (a)	42,000	26,621
0.666% due 1/1/2014 (a)	591,000	403,517
0.636% due 1/31/2014 (a)	25,000	17,063
0.136% due 4/1/2014 (a)	1,100,000	823,339
0.316% due 4/1/2014 (a)	155,000	98,529
0.216% due 5/1/2014 (a)	100,000	63,731
0.896% due 6/2/2014 (a)	70,000	43,642
0.266% due 12/15/2014 (a)	350,000	215,306
0.466% due 9/15/2015 (a)	85,000	45,838
0.566% due 12/15/2015 (a)	128,000	70,710
0.766% due 5/3/2019 (a)	217,000	90,914
7.000% due 6/15/2021 (b)	79,000	53,415
5.400% due 4/25/2023 (b)	50,000	27,702
StanCorp Financial Group
6.875% due 10/1/2012	255,000	276,938
Staples, Inc.
9.750% due 1/15/2014	750,000	907,061
Steelcase, Inc.
6.500% due 8/15/2011	250,000	251,975
SunTrust Bank
5.000% due 9/1/2015	1,754,000	1,742,983
Textron Financial Corp.
4.600% due 5/3/2010	250,000	249,823
5.400% due 4/28/2013	635,000	628,066
Time Warner, Inc.
6.875% due 5/1/2012	170,000	188,504
Torchmark Corp.
7.375% due 8/1/2013	1,287,000	1,410,036
6.375% due 6/15/2016	1,017,000	1,066,655
7.875% due 5/15/2023	1,000,000	1,043,440
Transamerica Financial Corp.
0.000% due 9/1/2012 (c)	100,000	88,701
Tyco Electronics Group
6.000% due 10/1/2012	395,000	424,621
5.950% due 1/15/2014	792,000	846,757
Unitrin, Inc.
4.875% due 11/1/2010	1,150,000	1,142,787
Unum Group
7.625% due 3/1/2011	154,000	159,998
7.125% due 9/30/2016	1,200,000	1,262,159
Verizon New York
6.875% due 4/1/2012	250,000	275,032
Viacom, Inc.
5.625% due 8/15/2012	1,535,000	1,624,187
6.250% due 4/30/2016	365,000	402,955
Wachovia Bank
4.125% due 12/15/2009	675,000	675,751
4.375% due 6/1/2010	50,000	50,940
4.800% due 11/1/2014	1,550,000	1,604,966
4.875% due 2/1/2015	500,000	517,137
5.000% due 8/15/2015	1,500,000	1,567,966
5.600% due 3/15/2016	50,000	52,459
5.625% due 10/15/2016	200,000	209,768
Wells Fargo & Co.
7.550% due 6/21/2010	89,000	92,330
4.625% due 8/9/2010	75,000	77,120
5.750% due 5/16/2016	200,000	209,916
Wilmington Trust Corp.
4.875% due 4/15/2013	25,000	23,909
Wyeth
5.500% due 2/1/2014	1,000,000	1,111,133
XL Capital
5.250% due 9/15/2014	2,615,000	2,628,180
Yum! Brands, Inc.
6.250% due 4/15/2016	791,000	875,506
Zions Bancorporation
5.650% due 5/15/2014	1,700,000	1,295,975

Total Corporate Bonds		105,307,491

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

	Principal
	Amount	Value
BONDS (continued)

Federal Agency Mortgage-
Backed Securities - 1.8%
Fannie Mae
6.000% due 10/1/2037,
Pool #88-8736	$758,796	$812,845
6.000% due 3/1/2038,
Pool #25-7134	1,363,820	1,460,966
Ginnie Mae
7.000% due 5/15/2033,
Pool #78-2071	97,664	108,141

Total Federal Agency Mortgage-
Backed Securities		2,381,952

United States Government and
Agency Issues - 16.1%
Chattanooga Valley Corp. (TVA)
0.000% due 1/1/2010 (c)	169,000	168,877
0.000% due 7/1/2010 (c)	72,000	71,605
Fannie Mae
3.875% due 12/10/2009	381,000	381,356
4.200% due 12/15/2009	8,000	8,012
4.625% due 12/15/2009	110,000	110,188
4.750% due 12/16/2009 (b)	110,000	110,200
7.250% due 1/15/2010	1,389,000	1,401,255
4.250% due 1/19/2010	95,000	95,491
4.300% due 1/19/2010	110,000	110,575
5.000% due 2/9/2010	500,000	504,365
3.250% due 2/10/2010	211,000	212,224
3.875% due 2/15/2010	231,000	232,734
4.300% due 2/17/2010	10,000	10,077
4.750% due 3/12/2010	164,000	166,171
2.500% due 4/9/2010	1,354,000	1,364,965
5.000% due 4/19/2010	85,000	86,506
4.750% due 4/20/2010	25,000	25,422
4.125% due 5/15/2010	24,000	24,422
3.750% due 5/27/2010	25,000	25,414
4.625% due 6/1/2010	25,000	25,545
3.270% due 6/30/2010	100,000	101,641
4.750% due 8/2/2010	10,000	10,286
Federal Farm Credit Banks
4.750% due 12/7/2009	50,000	50,037
4.850% due 12/16/2009	15,000	15,028
5.300% due 1/4/2010	65,000	65,299
3.860% due 1/8/2010	40,000	40,147
4.920% due 1/11/2010	475,000	477,451
7.375% due 2/9/2010	6,000	6,080
3.680% due 3/24/2010	25,000	25,267
3.750% due 4/9/2010	40,000	40,494
2.750% due 5/4/2010	25,000	25,263
4.000% due 9/24/2010	20,000	20,585
5.050% due 12/2/2015	10,000	10,001
Federal Home Loan Banks
4.160% due 12/8/2009	130,000	130,099
0.840% due 12/9/2009	700,000	700,096
1.150% due 12/11/2009	25,000	25,008
3.125% due 12/11/2009	20,000	20,016
4.750% due 12/11/2009	25,000	25,030
5.000% due 12/11/2009	580,000	580,769
3.000% due 12/15/2009	500,000	500,530
4.000% due 12/22/2009	100,000	100,220
0.750% due 12/23/2009	15,000	15,005
3.710% due 12/23/2009	15,000	15,031
3.750% due 1/8/2010	1,980,000	1,987,176
3.875% due 1/15/2010	530,000	532,365
3.550% due 1/25/2010	15,000	15,074
0.870% due 1/26/2010	300,000	300,298
4.000% due 2/9/2010	50,000	50,357
5.000% due 2/9/2010	25,000	25,225
1.020% due 2/10/2010	60,000	60,092
3.875% due 2/12/2010	1,270,000	1,279,144
4.500% due 2/12/2010	165,000	166,371
7.375% due 2/12/2010	295,000	299,140
1.000% due 2/18/2010	50,000	50,083
1.030% due 2/18/2010	25,000	25,043
1.050% due 2/26/2010	100,000	100,196
3.000% due 3/10/2010	10,000	10,076
2.750% due 3/12/2010	75,000	75,532
4.875% due 3/12/2010	50,000	50,652
5.000% due 3/12/2010	100,000	101,340
4.375% due 3/17/2010	185,000	187,261
0.950% due 4/1/2010	90,000	90,219
3.750% due 4/1/2010	125,000	126,469
4.080% due 4/26/2010	10,000	10,155
2.375% due 4/30/2010	50,000	50,445
3.375% due 5/14/2010	25,000	25,355
4.875% due 5/14/2010	35,000	35,734
0.800% due 5/17/2010	300,000	300,980
0.500% due 6/1/2010	25,000	25,031

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal
Amount		Value
BONDS (continued)

United States Government and
Agency Issues (continued)
Federal Home Loan Banks (continued)
3.000% due 6/11/2010	$1,800,000	$1,825,733
4.250% due 6/11/2010	15,000	15,313
5.250% due 6/11/2010	150,000	153,923
2.750% due 6/18/2010	25,000	25,334
1.000% due 7/6/2010	500,000	502,347
4.570% due 7/7/2010	25,000	25,633
3.500% due 7/16/2010	25,000	25,499
4.000% due 7/30/2010	15,000	15,362
4.750% due 8/13/2010	20,000	20,613
Freddie Mac
4.000% due 12/15/2009	778,000	779,142
4.375% due 1/25/2010	500,000	503,044
3.250% due 1/29/2010	45,000	45,194
3.125% due 2/4/2010	300,000	301,475
4.110% due 2/16/2010	30,000	30,236
4.375% due 3/1/2010	5,000	5,050
7.000% due 3/15/2010	768,000	783,026
4.150% due 4/1/2010	750,000	759,509
4.125% due 4/14/2010	170,000	172,373
4.280% due 4/15/2010	1,000,000	1,014,640
4.500% due 7/6/2010	8,000	8,192
3.250% due 7/16/2010	400,000	407,235
4.750% due 9/22/2010	68,000	70,224

Total United States Government
and Agency Issues		21,603,697

TOTAL BONDS
(COST $125,664,104)		129,293,140

SHORT-TERM INVESTMENTS - 1.4%

United States Government and
Agency Issues - 1.1%
Financing Corp.
0.000% due 2/8/2010 (c)	100,000	99,912
0.000% due 4/6/2010 (c)	19,000	18,954
0.000% due 6/27/2010 (c)	82,000	81,720
United States Treasury Bills
0.051% due 12/10/2009	750,000	749,992
0.020% due 12/24/2009	600,000	599,992

Total United States
Government and
Agency Issues		1,550,570

Variable-Rate Demand Notes - 0.3%
American Family Financial
Services, 0.100%	345,585	345,585

Total Variable-Rate Demand Notes		345,585

TOTAL SHORT-TERM INVESTMENTS
(COST $1,896,154)		1,896,155

TOTAL INVESTMENTS - 97.8%
(COST $127,560,258)		131,189,295

NET OTHER ASSETS AND
LIABILITIES - 2.2%		2,989,829

NET ASSETS - 100.0%		$134,179,124

(a)	Interest rate shown represents the current coupon rate at November 30, 2009.
(b)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(c)	Zero coupon security.
(d)	Security is exempt from registration under Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	CIT Group, Inc. securities are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest in arrears for previous unpaid interest income.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2009

Example

A mutual fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	6/1/09	11/30/09	6/1/09-11/30/09
Thompson Plumb Growth Fund
Actual	$1,000.00	$1,185.98	$8.00
Hypothetical (5% return before expenses)	$1,000.00	$1,017.68	$7.38
Thompson Plumb MidCap Fund
Actual	$1,000.00	$1,214.58	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.58
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,135.39	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$4.05

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.46%; MidCap Fund: 1.30%; and Bond Fund: 0.80%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2009 (In thousands, except per share amounts)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $121,594, $8,141 and
$127,560, respectively)	$144,201	$9,658	$131,189
Due from sale of securities	582	496	–
Receivable from fund shares sold	15	4	3,560
Dividends and interest receivable(1)	297	10	1,666
Due from investment advisor	–	1	–
Prepaid expenses	45	8	24
Total Assets	145,140	10,177	136,439
LIABILITIES
Due on purchase of securities	602	521	2,054
Payable for fund shares redeemed	246	–	132
Accrued expenses payable	38	18	27
Due to investment advisor	123	–	47
Total Liabilities	1,009	539	2,260
NET ASSETS	$144,131	$9,638	$134,179
Net Assets consist of:
Capital stock ($.001 par value)	$252,634	$8,803	$128,363
Undistributed net investment income	103	3	1,178
Accumulated net realized gain (loss) on investments	(131,213)	(685)	1,009
Net unrealized appreciation on investments	22,607	1,517	3,629
Net Assets	$144,131	$9,638	$134,179
Shares of capital stock outstanding (unlimited shares authorized)	5,331	1,026	12,025
Offering and redemption price/Net asset value per share	$27.04	$9.39	$11.16

(1)Net of foreign withholding taxes	$1	$–	$–

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2009 (In thousands)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(1)	$2,393	$81	–
Interest	–	–	$4,528
	2,393	81	4,528
Expenses
Investment advisory fees	1,212	57	402
Shareholder servicing costs	289	29	60
Administrative and accounting services fees	125	33	116
Professional fees	94	59	80
Directors fees	53	12	25
Federal & state registration	40	27	38
Custody fees	32	12	15
Amortization of offering costs	–	10	–
Other expenses	141	2	23
Total expenses	1,986	241	759
Less expenses reimbursed by advisor	–	(167)	(286)
Net expenses	1,986	74	473
Net investment income	407	7	4,055
Net realized gain (loss) on investments	(42,167)	(407)	1,576
Net unrealized appreciation on investments	84,205	2,826	10,019
Net gain on investments	42,038	2,419	11,595
Net increase in net assets resulting from operations	$42,445	$2,426	$15,650

(1)Net of foreign withholding taxes	$1	$–	$ –

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008*	2009	2008
Operations
Net investment income	$407	$1,675	$7	$13	$4,055	$3,163
Net realized gain (loss) on
investments	(42,167)	(72,001)	(407)	(278)	1,576	(312)
Net unrealized appreciation
(depreciation) on investments	84,205	(92,193)	2,826	(1,309)	10,019	(6,539)
Net increase (decrease) in net
assets resulting from
operations	42,445	(162,519)	2,426	(1,574)	15,650	(3,688)

Distributions to Shareholders
Distributions from net
investment income	(1,953)	(4,172)	(19)	–	(3,761)	(2,813)
Distributions from net
realized gains on
securities transactions	–	(65,287)	–	–	–	–
Total distributions to
shareholders	(1,953)	(69,459)	(19)	–	(3,761)	(2,813)

Fund Share Transactions
(See Note 4)	(30,233)	(168,059)	4,925	3,880	78,328	5,954

Total Increase (Decrease)
in Net Assets	10,259	(400,037)	7,332	2,306	90,217	(547)

Net Assets
Beginning of period	133,872	533,909	2,306	–	43,962	44,509
End of period	$144,131	$133,872	$9,638	$2,306	$134,179	$43,962
Undistributed net investment
income included
in net assets at end of period	$103	$1,649	$3	$15	$1,178	$882

* For the period March 31, 2008 (inception) through November 30, 2008.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb MidCap Fund (the “MidCap Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities were fair valued as of November 30, 2009.

In accordance with Accounting Standards Codification Topic 820-10, “Fair Value Measurements and Disclosures” (“Topic 820-10”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. Topic 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

In April 2009, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to provide guidance on estimating the fair value of an asset or liability when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ net assets as of November 30, 2009:

	Growth Fund
Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Consumer Discretionary	$16,765,522	–	–	$16,765,522
Consumer Staples	12,871,494	–	–	12,871,494
Energy	21,637,689	–	–	21,637,689
Financials	18,994,251	–	–	18,994,251
Health Care	25,917,945	–	–	25,917,945
Industrials	12,163,690	–	–	12,163,690
Information Technology	34,388,304	–	–	34,388,304
Telecommunication Services	1,456,585	–	–	1,456,585
Short-term Investments:	–	$5,636	–	5,636
Total	$144,195,480	$5,636	–	$144,201,116

	MidCap Fund
Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Consumer Discretionary	$1,570,226	–	–	$1,570,226
Consumer Staples	450,196	–	–	450,196
Energy	922,167	–	–	922,167
Financials	1,748,874	–	–	1,748,874
Health Care	1,156,781	–	–	1,156,781
Industrials	845,711	–	–	845,711
Information Technology	2,022,865	–	–	2,022,865
Materials	621,513	–	–	621,513
Utilities	302,111	–	–	302,111
Short-term Investments:	–	$17,761	–	17,761
Total	$9,640,444	$17,761	–	$9,658,205

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

	Bond Fund
Investment Securities:	Level 1	Level 2	Level 3	Total
Bonds:
Corporate Bonds	–	$105,307,491	–	$105,307,491
Federal Agency Mortgage-Backed Securities	–	2,381,952	–	2,381,952
United States Government and Agency Issues	–	21,603,697	–	21,603,697
Short-term Investments:	–	1,896,155	–	1,896,155
Total	–	$131,189,295	–	$131,189,295

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS - The Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no directed brokerage credits during the fiscal year ended November 30, 2009.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2010 used primarily to finance redemption payments. Each of the individual Fund’s borrowing under the LOC is limited to either 5% of the market value of that Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2009, the limits established by the Funds’ Board are: Growth Fund - $10,000,000, MidCap Fund - $500,000 and Bond Fund - $4,000,000. The LOC was drawn upon during the year; however, as of November 30, 2009, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the fiscal year ended November 30, 2009.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$273,304	3.250%	$9,085
MidCap Fund	$4,620	3.250%	$151
Bond Fund	$13,008	3.250%	$429

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

OFFERING COSTS - The MidCap Fund incurred $31,080 of offering costs which are being amortized over a period of 12 months. For the fiscal year ended November 30, 2009, the MidCap Fund expensed $10,303.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - The Funds implemented the provisions of the FASB Accounting Standards Codification Topic 740 (“Topic 740”) Accounting for Uncertainty in Income Taxes. This topic prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The implementation of Topic 740 resulted in no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four year period ended November 30, 2009 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard requires the disclosure of the date through which subsequent events were evaluated. This standard was issued and is effective for interim or annual reporting periods ending after June 15, 2009, and applied prospectively. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements on January 22, 2010 and have determined there is no impact to the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2010 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: MidCap Fund-1.30% and Bond Fund-0.80%. For the fiscal year ended November 30, 2009, the Advisor reimbursed expenses incurred by the MidCap Fund and the Bond Fund in the amounts of $167,103 and $286,006, respectively.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The fees paid to TIM for administrative and accounting services provided to the Funds for the fiscal year ended November 30, 2009 were $122,143, $29,999 and $76,562 for the Growth Fund, MidCap Fund and Bond Fund, respectively. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2009 in the amounts of $36,680, $32,785 and $33,501 for the Growth Fund, MidCap Fund and Bond Fund, respectively.

As of November 30, 2009, retirement plan investments by certain employees of the Advisor represent 1.20%, 6.16% and 0.05% of the net assets of the Growth Fund, MidCap Fund and Bond Fund, respectively.

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	584	$12,785	561	$18,264
Shares issued in reinvestment of dividends	92	1,864	102	3,909
Shares issued in reinvestment of realized gains	–	–	1,659	63,695
Shares redeemed	(2,122)	(44,882)	(7,186)	(253,927)
Net decrease	(1,446)	$(30,233)	(4,864)	$(168,059)

	Year Ended		Period Ended
	November 30, 2009		November 30, 2008*
	Shares	Dollars	Shares	Dollars
MidCap Fund
Shares sold	730	$5,552	441	$4,442
Shares issued in reinvestment of dividends	2	16	–	–
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(79)	(643)	(68)	(562)
Net increase	653	$4,925	373	$3,880

	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
	Shares	Dollars	Shares	Dollars
Bond Fund
Shares sold	9,590	$101,920	3,174	$31,883
Shares issued in reinvestment of dividends	345	3,361	254	2,550
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(2,667)	(26,953)	(2,976)	(28,479)
Net increase	7,268	$78,328	452	$5,954

* For the period March 31, 2008 (inception) through November 30, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2009 were as follows:

	Securities other than U. S.
	Government and Short-term
	Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$81,814,101	$108,893,215	$–	$–
MidCap Fund	$8,356,698	$3,437,142	$–	$–
Bond Fund	$85,364,551	$19,304,083	$53,482,468	$52,372,214

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2009, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$126,013,450	$27,192,307	$(9,004,641)	$18,187,666	$103,489	$–
MidCap Fund	$8,883,063	$1,471,418	$(696,276)	$775,142	$3,505	$63,433
Bond Fund	$127,560,258	$5,592,842	$(1,963,805)	$3,629,037	$1,776,962	$410,305

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and paydown gains and losses from mortgage securities.

The tax components of distributions paid during the fiscal year ended November 30, 2009, capital loss carryforward as of November 30, 2009 and tax basis post-October losses as of November 30, 2009, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term
	income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$1,952,982	$–	$126,691,453	$74,237
MidCap Fund	$18,875	$–	$–	$–
Bond Fund	$3,760,610	$–	$–	$244

* The Growth Fund has capital losses in the amount of $78,936,169 and $47,755,284 which expire on November 30, 2016 and November 30, 2017, respectively.

The tax components of distributions paid during the fiscal year ended November 30, 2008 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
Growth Fund	$4,172,247	$65,286,994
MidCap Fund	$–	$–
Bond Fund	$2,812,789	$–

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

The following distributions were declared on December 16, 2009, payable to shareholders on December 17, 2009 (Unaudited):

	Ordinary Income		Long-term Capital Gains
	Distributions		Distributions
	Amount	Per Share	Amount	Per Share
Growth Fund	$243,395	$0.05	$–	$–
MidCap Fund	$4,192	$0.01	$56,071	$0.05
Bond Fund	$1,949,975	$0.16	$411,245	$0.03

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2009	2008	2007	2006	2005

GROWTH FUND

Net Asset Value, Beginning of Period	$19.75	$45.86	$49.95	$45.85	$46.03
Income from Investment Operations
Net investment income	0.07	0.29	0.36	0.35	0.27
Net realized and unrealized gains (losses)
on investments	7.51	(19.59)	(2.49)	5.14	0.54
Total from Investment Operations	7.58	(19.30)	(2.13)	5.49	0.81
Less Distributions
Distributions from net investment income	(0.29)	(0.41)	(0.34)	(0.27)	(0.44)
Distributions from net realized gains	–	(6.40)	(1.62)	(1.12)	(0.55)
Total Distributions	(0.29)	(6.81)	(1.96)	(1.39)	(0.99)

Net Asset Value, End of Period	$27.04	$19.75	$45.86	$49.95	$45.85

Total Return	38.88%	(49.29% )	(4.52% )	12.32%	1.76%

Ratios/Supplemental Data
Net assets, end of period (millions)	$144.1	$133.9	$533.9	$759.0	$1,030.7
Ratios to average net assets:
Ratio of expenses	1.54%	1.27%	1.13%	1.12%	1.08%
Ratio of expenses without reimbursement†	1.54%	1.27%	1.13%	1.12%	1.09%
Ratio of net investment income	0.32%	0.56%	0.62%	0.63%	0.50%
Ratio of net investment income
without reimbursement†	0.32%	0.56%	0.62%	0.63%	0.49%
Portfolio turnover rate	63%	43%	29%	17%	20%

† Before directed brokerage credits.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

		March 31, 2008
		(inception)
	Year Ended	through
	November 30, 2009	November 30, 2008
MIDCAP FUND

Net Asset Value, Beginning of Period	$6.18	$10.00
Income from Investment Operations
Net investment income	0.01	0.04
Net realized and unrealized gains (losses)
on investments	3.25	(3.86)
Total from Investment Operations	3.26	(3.82)
Less Distributions
Distributions from net investment income	(0.05)	–
Distributions from net realized gains	–	–
Total Distributions	(0.05)	–

Net Asset Value, End of Period	$9.39	$6.18

Total Return	53.04%	(38.20%	)(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$9.6	$2.3
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	(b)
Ratio of expenses without reimbursement	4.21%	8.40%	(b)
Ratio of net investment income	0.12%	0.79%	(b)
Ratio of net investment loss
without reimbursement	(2.79% )	(6.30%	)(b)
Portfolio turnover rate	61%	50%	(a)

(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2009	2008	2007	2006	2005
BOND FUND

Net Asset Value, Beginning of Period	$9.24	$10.34	$10.26	$10.21	$10.68
Income from Investment Operations
Net investment income	0.63	0.62	0.48	0.44	0.39
Net realized and unrealized gains (losses)
on investments	2.01	(1.17)	0.08	0.11	(0.36)
Total from Investment Operations	2.64	(0.55)	0.56	0.55	0.03
Less Distributions
Distributions from net investment income	(0.72)	(0.55)	(0.48)	(0.41)	(0.42)
Distributions from net realized gains	–	–	–	(0.09)	(0.08)
Total Distributions	(0.72)	(0.55)	(0.48)	(0.50)	(0.50)

Net Asset Value, End of Period	$11.16	$9.24	$10.34	$10.26	$10.21

Total Return	30.05%	(5.63% )	5.64%	5.64%	0.29%

Ratios/Supplemental Data
Net assets, end of period (millions)	$134.2	$44.0	$44.5	$32.5	$30.6
Ratios to average net assets:
Ratio of expenses	0.75%	0.59%	0.59%	0.72%	0.80%
Ratio of expenses without reimbursement	1.20%	1.18%	1.24%	1.30%	1.28%
Ratio of net investment income	6.40%	6.38%	4.92%	4.42%	3.80%
Ratio of net investment income
without reimbursement	5.95%	5.78%	4.26%	3.84%	3.31%
Portfolio turnover rate	85%	110%	86%	51%	26%

See Notes to Financial Statements.

PricewaterhouseCoopers LLP One North Wacker Chicago, IL 60606 www.pwc.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb MidCap Fund, and Thompson Plumb Bond Fund, (constituting Thompson Plumb Funds, Inc., hereinafter collectively referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Chicago, IL
January 22, 2010

DIRECTORS AND OFFICERS
(Information as of 12/31/09)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held
Address and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

Donald A. Nichols 918 Deming Way Madison, WI 53717 Birth date: 12/20/40	Chairman since January 2009 Director since 1987	Currently retired Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006 Professor of Economics at the University of Wisconsin from 1966 to 2006 Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990 Economic Consultant	3	None

John W. Feldt 918 Deming Way Madison, WI 53717 Birth date: 5/2/42	Director since 1987	Currently retired Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (8 funds) Nakoma Mutual Funds (1 fund)

Patricia Lipton 918 Deming Way Madison, WI 53717 Birth date: 12/9/42	Director since 2007	Currently retired Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 Assistant Executive Director, SWIB from 1982 to 1989 Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Interested Directors and Officers:

John W. Thompson(2) 918 Deming Way Madison, WI 53717 Birth date: 7/26/43	Director since 1987 Chairman from 1987 to January 2009 Chief Executive Officer since 2005 President since January 2009	President of Thompson Investment Management, Inc. (“TIM”) since January 2004 President of Thompson Plumb & Associates, Inc. (“TPA”) from June 1984 to December 2003 Treasurer of TPA from October 1993 to December 2003 A Chartered Financial Analyst	3	None

Jason L. Stephens 918 Deming Way Madison, WI 53717 Birth date: 10/15/74	Secretary since 2005 Vice President since March 2009 Chief Compliance Officer from 2004 to 2006
  Chief Operating Officer of TIM since June 2009
  Corporate Secretary of TIM since January 2004
  Portfolio Manager of TIM since July 2007
  Research Analyst of TIM from January 2004 to June 2007
  Chief Compliance Officer of TIM from January 2004 to May 2006
  Research Analyst of TPA from June 2003 to December 2003
  A Chartered Financial Analyst
			N/A	N/A

DIRECTORS AND OFFICERS (Continued)
(Information as of 12/31/09)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held
Address and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
James T. Evans 918 Deming Way Madison, WI 53717 Birth date: 6/6/75	Vice President since March 2009
  Vice President of TIM since June 2009
  Portfolio Manager of TIM since June 2008
  Research Analyst of TIM from March 2005 to June 2008
  Managing Director of Nakoma Capital Management, 2000-2005
  A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard 918 Deming Way Madison, WI 53717 Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004 Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce 918 Deming Way Madison, WI 53717 Birth date: 10/2/61	Chief Compliance Officer since 2006	Chief Compliance Officer of TIM since May 2006 Director of Business Development of TIM from January 2004 to May 2006 Director of Business Development of TPA from January 1998 to December 2003	N/A	N/A

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson is an “interested person” of the Investment Company by virtue of his position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson Plumb Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 4, 2009, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the Growth Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately on November 4, 2009 to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance and expenses prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; a memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing the Funds’ performance and expenses with both a comparison “group” and a comparison “universe” of other funds; the Advisor’s Form ADV; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that it had considered many of these factors during the course of its quarterly meetings over the past year. The Board also noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year performances of the Bond Fund and Growth Fund and the one-year performance of the MidCap Fund. The MidCap Fund commenced operations on March 31, 2008, so only one year of performance information was available for that Fund. The Board noted that the performance of the Bond Fund over each of these periods ranked in the top 20 percent of both the Fund’s Lipper comparison group and its comparison universe. The Board further noted that the Bond Fund has outperformed its benchmark index over the one-, three-, five- and ten-year periods. The Board observed that the investment performance of the Growth Fund during the one- and ten-year periods was near the median of its comparison group and comparison universe, but that for the two-, three-, four- and five-year periods was lagging behind the median performance of this comparison group and universe. The Board also observed that the Growth Fund had outperformed its benchmark index over the one- and ten-year periods, but had underperformed that index over the three- and five-year periods. The Board noted that during the past year the portfolio managers of the Growth Fund had made an effort to reduce the variance of the Fund’s holdings on both a security-specific and sector-specific level as compared with such weightings in the S&P 500 Index, which the Board believed had achieved its intended effect during the previous year of reducing volatility, reducing the risk of substantial underperformance relative to the Fund’s benchmark, and improving total return. The performance of the MidCap Fund ranked, during the one-year period, in the top 20 percent of both the Fund’s Lipper comparison group and its comparison universe while outperforming the Fund’s benchmark index during that period. After considering the

ADDITIONAL INFORMATION (Unaudited) (Continued)

performances of the Bond Fund, Growth Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performances of the Bond Fund and MidCap Fund were exceptional and that the performance of the Growth Fund was acceptable.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. While the Board determined that the somewhat differing investment objectives and styles of these separately managed accounts (as compared to that of the Fund to which such group of accounts were being compared) limited the usefulness of such a comparison, the Board determined that the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the respective group of separately managed accounts. Furthermore, the Board noted that the Bond Fund’s management fee, after waiver of a portion thereof by the Advisor, was below the median of its Lipper comparison group and was the sixth lowest in its Lipper comparison universe, which included 56 funds. The Board also noted that the Fund’s total expense ratio, after a waiver of certain fees by the Advisor, was reasonable. This total expense ratio was below the median total expense ratio in its Lipper comparison group and only slightly above the median total expense ratio in its Lipper comparison universe.

The information provided by Lipper indicated that the advisory fees and total expense ratio of the Growth Fund were among both the highest in the Fund’s Lipper comparison group and its comparison universe, and the Fund’s total expense ratio had increased during the previous year. The Board discussed why the Fund’s total expense ratio had increased over the past year and why the Growth Fund’s advisory fees and total expense ratios appeared to be higher than those of much of both its comparison group and its comparison universe. The Advisor indicated to the Board that in comparing the Growth Fund to its comparison group and comparison universe, Lipper had used information with respect to the Growth Fund that was for the Fund’s current fiscal year and that had been annualized as of August 31, 2009. The Advisor indicated that in contrast, the information provided by every other fund in the Fund’s comparison group and comparison universe was for fiscal years of these other funds that had ended during 2008. The Board observed that much of the Lipper comparative expense information covered periods ended prior to the worst of net redemptions experienced in the past year by the Fund and its peers. The Board took into account an expectation that peer group total expense ratios likely have crept up in recent months as compared to the Lipper data. Indeed, information provided by the Advisor on more recent expense information reported by some of the members of the Fund’s peer group validated this expectation of increasing trends in expense ratios. After discussion, the Board determined to request that the Advisor agree to waive management fees or reimburse expenses of the Fund so that annual operating expenses for the Fund would not exceed 1.40 percent of the Fund’s average daily net assets. Furthermore, the Board determined that it would request that the Advisor implement this cap on total expenses as of December 1, 2009. The Board determined that a 1.40 percent expense ratio would bring the Fund close to the median level of actual total expense ratios for the Fund’s Lipper comparison group, a level the Board considered reasonable. After subsequent discussion with the Advisor, the Advisor committed to waive management fees or reimburse expenses of the Fund so that annual operating expenses for the Fund would not exceed 1.40 percent of the Fund’s average daily net assets, effective December 1, 2009 and continuing through March 31, 2011.

The Board noted that the MidCap Fund’s management fee, after waiver of a portion thereof by the Advisor, was the lowest management fee of the 14 funds in the MidCap Fund’s Lipper comparison group and the lowest management fee in the Fund’s Lipper comparison universe. The Board considered the reasons why the non-management expenses of the Fund were the highest in the Fund’s Lipper comparison group and among the highest in the Fund’s Lipper comparison universe. The Board observed that the MidCap Fund commenced operations only relatively recently and that, assuming the Fund continued to attract additional assets, these non-management expenses were likely to have a decreasing impact on the Fund’s total expenses. Furthermore, the actual total expense ratio of the Fund, despite the Fund’s relatively high non-management expenses, was lower than the median actual total expense ratio for funds in the Fund’s comparison group and only slightly higher than the median actual total expense ratio for funds in the Fund’s comparison universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s profitability, both before and after accounting for marketing fees borne by the Advisor (but before accounting for tax fees borne by the Advisor), ranked below the median for comparable firms, and that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the Growth Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the assets of the Growth Fund had continued to decline significantly over the past few years and thus presented no opportunity for such economies. The Board noted that assets of both the Bond Fund and the MidCap Fund had grown over the past year but that each of these Funds continued to lack scale in comparison to other funds having similar investment objectives. The Board concluded that neither the Bond Fund nor the MidCap Fund was likely to realize material economies of scale until its assets grew significantly.

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Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) ofr Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonplumb.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2008	2009
Audit Fees(1)	$52,510.00	$79,390.00
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$21,750.00	$21,750.00
All Other Fees(4)	$0	$0
TOTAL	$74,260.00	$101,140.00
____________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2008 and 2009, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

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PricewaterhouseCoopers LLP did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2009 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 22nd day of January, 2010.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 22nd day of January, 2010.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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